UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2021

NCL CORPORATION LTD.

(Exact name of registrant as specified in its charter)

Bermuda	333-128780	20-0470163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 12, 2021, NCL Corporation Ltd. (“NCLC”) entered into Amendment No. 3 to the Credit Agreement, by and among NCLC and Voyager Vessel Company, LLC, as borrowers (the “Borrowers”), the subsidiary guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (“Amendment No. 3”), amending NCLC’s existing Fifth Amended and Restated Credit Agreement (the “Fifth ARCA”), dated as of May 8, 2020 (as amended by Amendment No. 1, dated as of January 29, 2021, and as further amended by Amendment No. 2, dated as of March 25, 2021). Amendment No. 3 provides that, among other things, certain financial covenants shall be modified to provide that (i) following the covenant relief period ending on December 31, 2022, (a) free liquidity shall be required to be greater than or equal to $200,000,000 at any time, (b) the ratio of total net funded debt to total capitalization shall be required to be not greater than 0.86 to 1.00 on March 31, 2023, 0.85 to 1.00 on June 30, 2023 and 0.83 to 1.00 thereafter, and (c) the ratio of EBITDA to consolidated debt service shall be required to be greater than or equal to 1.25 to 1.00 unless free liquidity is greater than $200,000,000 (collectively, the “Modified Financial Covenants”), and (ii) in the event that the financial covenants in NCLC’s ECA Facilities (as defined in the Fifth ARCA) are more favorable to the secured parties than the Modified Financial Covenants, the Modified Financial Covenants will be deemed automatically amended to be on equally favorable terms. Amendment No. 3 also makes certain other changes to the Fifth ARCA, including loosening certain of the baskets applicable to our ability make certain investments and incur debt.

The foregoing summary of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment Agreement, dated November 12, 2021, by and among NCL Corporation Ltd., as borrower, Voyager Vessel Company, LLC, as co-borrower, the subsidiary guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, which amends the Fifth Amended and Restated Credit Agreement, dated May 8, 2020 (incorporated herein by reference to Exhibit 10.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on November 15, 2021 (File No. 001-35784)). #

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

# Certain portions of this document that constitute confidential information have been redacted in accordance with Regulation S-K Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 15, 2021	NCL CORPORATION LTD.

	By:	/s/ Mark A. Kempa
	Name:	Mark A. Kempa
	Title:	Executive Vice President and Chief Financial Officer

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